Exhibit 32

WASHINGTON FEDERAL, INC. AND SUBSIDIARIES

SECTION 906 CERTIFICATION PURSUANT TO THE

SARBANES-OXLEY ACT OF 2002

WASHINGTON FEDERAL, INC. AND SUBSIDIARIES

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Washington Federal, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 27th day of January 2010.

Washington Federal, Inc.
(Company)

/s/ Roy M. Whitehead
ROY M. WHITEHEAD
Chairman, President and
Chief Executive Officer

/s/ Brent J. Beardall
BRENT J. BEARDALL
Executive Vice President and
Chief Financial Officer